Exhibit 99.1

Sovereign Bancorp, Inc. Pre-Announces Third Quarter 2008 Results

PHILADELPHIA, PA...Sovereign Bancorp, Inc. (“Sovereign” or “the Company”) (NYSE: SOV), parent company of Sovereign Bank (“Bank”), today pre-announced its financial results for the third quarter of 2008. For the quarter ended September 30, 2008, Sovereign recorded a net loss of $982 million or a loss of $1.48 per share. Included in this loss was the previously announced impairment charge on Sovereign’s Fannie Mae and Freddie Mac perpetual preferred stock of $575 million and a loss of $602 million related to the sale of its entire portfolio of collateralized debt obligations (CDO’s). Excluding the after-tax impact of the aforementioned investment losses, Sovereign still generated net income of $41.3 million even after recording a provision for credit losses of $304 million, an increase of $141.5 million from the same period a year ago. This compares to net income of $58.2 million or $.11 per diluted share in the third quarter of 2007.

Highlights for the third quarter of 2008 were as follows:

•	Sovereign Bank remains well capitalized by all regulatory measures. Sovereign Bank’s Tier 1 leverage ratio was 6.77% compared to 6. 63% at September 30, 2007. The Bank’s total risk-based capital ratio was 10.87% at September 30, 2008 compared to 10.37% a year ago.

•	Sovereign has $11.8 billion of unused borrowing capacity at the Federal Reserve and FHLB.

•	Stable net interest margin of 3.02%, an increase of 28 basis points from the similar quarter in 2007 and a slight decrease of 4 basis points from the second quarter of 2008.

•	Loan balances at September 30, 2008 declined by 1% on a linked-quarter basis primarily due to a 7.2% decline in higher risk auto loans.

•	Deposit mix continued to shift away from higher cost wholesale sources as retail and commercial deposits now comprise 83.4% of total deposits up from 75.5% a year ago.

•	Sovereign’s period end deposit balances have declined $4.2 billion or 8.8% from June 30, 2008, primarily in money market and government accounts. The majority of the decline in deposits occurred early in the quarter driven by intense deposit competition as well as general safety and soundness concerns following the failure of IndyMac. With the recent passage of the Rescue Plan and the increase in FDIC deposit insurance limits, October deposit trends have stabilized.

•	Sovereign increased its allowance for credit losses to $1.0 billion, a $175 million increase from June 30, 2008, primarily as a result of deterioration in the commercial loan portfolio as well as increases in Sovereign’s reserve levels to reflect the higher risk from the current economic environment. Sovereign’s allowance for credit losses to total loans at September 30, 2008 was 1.79% up from 1.47% at June 30, 2008 and 1.14% at September 30, 2007.

Sovereign Bancorp, Inc., (“Sovereign”) (NYSE: SOV), is the parent company of Sovereign Bank, a financial institution with principal markets in the Northeastern United States. Sovereign Bank has 750 community banking offices, over 2,300 ATMs and approximately 12,000 team members. Sovereign offers a broad array of financial services and products including retail banking, business and corporate banking, cash management, capital markets, wealth management and insurance. For more information on Sovereign Bank, visit <http://www.sovereignbank.com> or call 1-877-SOV-BANK.

—END—

Note:

This press release contains statements with respect to Sovereign’s vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business of Sovereign. These statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sovereign believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors (some of which are beyond Sovereign’s control). Among the factors which would cause Sovereign’s financial performance to differ materially from that expressed in the forward-looking statements are: the strength of the United States economy in general and the strength of the regional and local economies in which Sovereign conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; adverse changes in the securities markets, including those related to the financial condition of significant issuers in our investment portfolio; the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, capital, liquidity, proper accounting treatment, securities and insurance, and the application thereof by regulatory bodies and the impact of changes in and interpretation of generally accepted accounting principles in the United States; changes in asset quality; and Sovereign’s success in managing the risks involved in the foregoing. If one or more of the factors affecting Sovereign’s forward-looking information and statements proves incorrect, then Sovereign’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Any forward-looking statements only speak as of the date hereof. Sovereign does not intend to update any forward-looking information and statements, whether written or oral, to reflect any change.

Sovereign Bancorp is followed by several market analysts. Please note that any opinions, estimates, forecasts, or predictions regarding Sovereign Bancorp’s performance or recommendations regarding Sovereign’s securities made by these analysts are theirs alone and do not represent opinions, estimates, forecasts, predictions or recommendations of Sovereign Bancorp or its management. Sovereign Bancorp does not by its reference to any analyst opinions, estimates, forecasts regarding Sovereign’s performance or recommendations regarding Sovereign’s securities imply Sovereign’s endorsement of or concurrence with such information, conclusions or recommendations.

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Quarter Ended					Year to Date
	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(dollars in thousands, except per share data)	2008	2008	2008	2007	2007	2008	2007
Interest and dividend income:
Interest on interest-earning deposits	$561	$997	$2,964	$1,615	$7,117	$4,522	$17,497
Interest on investment securities
Available for sale	134,108	156,164	168,109	173,803	177,125	458,381	547,212
Other	8,407	6,671	9,820	14,279	11,886	24,898	37,366
Interest on loans	816,746	837,988	895,276	949,643	954,014	2,550,010	2,914,841

Total interest and dividend income	959,822	1,001,820	1,076,169	1,139,340	1,150,142	3,037,811	3,516,916

Interest expense:
Deposits and related customer accounts	196,887	228,546	315,103	395,768	408,680	740,536	1,231,547
Borrowings	271,781	267,144	278,886	277,548	284,701	817,811	887,371

Total interest expense	468,668	495,690	593,989	673,316	693,381	1,558,347	2,118,918

Net interest income	491,154	506,130	482,180	466,024	456,761	1,479,464	1,397,998
Provision for credit losses	304,000	132,000	135,000	148,192	162,500	571,000	259,500

Net interest income after provision for credit losses	187,154	374,130	347,180	317,832	294,261	908,464	1,138,498

Non-interest income:
Consumer banking fees	81,149	80,969	73,191	77,420	73,113	235,309	218,395
Commercial banking fees (2)	52,589	53,747	54,453	56,695	44,155	160,789	145,609
Mortgage banking revenue (1)	1,520	37,897	(5,133)	9,161	3,752	34,284	(76,953)
Capital markets revenue	4,695	7,209	10,393	(18,310)	(12,627)	22,297	(956)
Bank owned life insurance income	18,175	19,065	19,424	20,633	24,439	56,664	65,222
Other	4,714	6,322	5,297	7,584	8,557	16,333	26,251

Total fees and other income before investment gains/(losses)	162,842	205,209	157,625	153,183	141,389	525,676	377,568
Net gain/(loss) on investments (3)	(1,158,578)	1,908	14,135	(179,209)	1,884	(1,142,535)	2,854

Total non-interest income	(995,736)	207,117	171,760	(26,026)	143,273	(616,859)	380,422

Non-interest expense:
General and administrative
Compensation and benefits (4)	196,611	192,760	185,112	155,856	172,319	574,483	517,672
Occupancy and equipment	76,724	74,868	78,013	77,325	75,217	229,605	231,373
Technology expense	25,632	25,728	24,498	25,177	23,940	75,858	71,088
Outside services	15,608	15,542	15,630	18,828	16,434	46,780	48,681
Marketing expense	19,771	19,699	16,246	13,881	16,296	55,716	42,220
Other administrative expenses (5)	53,155	53,266	39,765	46,537	37,440	146,186	97,200

Total general and administrative	387,501	381,863	359,264	337,604	341,646	1,128,628	1,008,234
Other expenses:
Core deposit & other intangibles	25,373	28,106	29,122	30,141	31,066	82,601	96,576
Goodwill impairment	—	—	—	1,576,776	—	—	—
Other minority interest expense and equity method expense (6)	20,075	14,719	8,339	27,448	6,913	43,133	39,815
Proxy and related professional fees	—	—	—	—	—	—	(516)
Restructuring, other employee severance and debt repurchase charges	—	—	—	—	6,029	—	61,999
ESOP expense related to freezing of plan	—	—	—	—	—	—	40,119
Merger-related and integration charges	—	—	—	—	—	—	2,242

Total other expenses	45,448	42,825	37,461	1,634,365	44,008	125,734	240,235

Total non-interest expense	432,949	424,688	396,725	1,971,969	385,654	1,254,362	1,248,469

Income/(loss) before income taxes	(1,241,531)	156,559	122,215	(1,680,163)	51,880	(962,757)	270,451
Income tax expense/(benefit)	(259,940)	29,120	22,080	(77,180)	(6,330)	(208,740)	16,730

Net income/(loss)	$(981,591)	$127,439	$100,135	$(1,602,983)	$58,210	$(754,017)	$253,721

(1) Mortgage banking activity is summarized below:
Gains/(losses) on sale of mortgage loans and related securities and home equity loans (7)	$5,997	$4,999	$3,977	$4,560	$3,971	$14,974	$(107,057)
Net gains/(losses) recorded under SFAS 133	(2,289)	1,602	1,370	(2,125)	1,781	683	2,176
Mortgage servicing fees, net of mortgage servicing rights amortization	4,462	1,148	3,848	1,948	972	9,456	3,443
Mortgage servicing right recoveries/(impairments)	14	19,837	(18,703)	(2,071)	—	1,148	656
Net gains/(losses) on sale of multifamily loans (8)	(8,197)	9,676	9,231	7,515	2,383	10,710	18,688
Net gains/(losses) recorded on commercial mortgage backed securitization	—	—	—	(666)	(5,355)	—	5,141
Multifamily servicing right recoveries/(impairments)	1,533	635	(4,856)	—	—	(2,687)	—

Total mortgage banking revenues	$1,520	$37,897	$(5,133)	$9,161	$3,752	$34,284	$(76,953)

(2)	The third quarter of 2007 includes a LOCOM adjustment of $6.2 million on our loan syndication trading portfolio.

(3)
The third quarter of 2008 includes a $602 million loss on the sale of our CDO portfolio and a $575 million other-than-temporary impairment charge on FNMA & FHLMC preferred stock. The first quarter of 2008 includes a $14.1 million gain on our membership share allocation of VISA’s IPO shares. Results for the fourth quarter of 2007 include a $180.5 million other-than-temporary impairment charge on FNMA & FHLMC preferred stock.

(4)
Third quarter results include a $4.7 million severance charge for our Chief Executive Officer. Second quarter of 2008 results include severance charges of $5.3 million for recently terminated executives. Fourth quarter of 2007 results include $18.7 million of incentive compensation accrual reversals due to corporate objectives not being achieved in 2007.

(5)
Other administrative expenses increased from first quarter 2008 levels due to the $6.4 million legal contingency reversal associated with the VISA IPO recorded in the first quarter as well as increased REO expense and loan expenses in the second and third quarter of 2008.

(6)
Third quarter 2008 results included lower earnings of $11.4 million associated with certain equity method investments. Second quarter 2008 results included a fair value adjustment of $6.4 million on one of our equity method investments.

(7)	First quarter of 2007 results include a LOCOM adjustment of $119.9 million on correspondent home equity loans that were not sold as of March 31, 2007.

(8)	The third quarter of 2008 includes a $12.5 million charge to increase our recourse reserves associated with the sales of our multi-family loans to Fannie Mae.

A

Sovereign Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(unaudited)

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
(dollars in thousands)	2008	2008	2008	2007	2007
Assets
Cash and amounts due from depository institutions (1)	$2,525,696	$1,140,965	$1,957,403	$3,130,770	$3,992,731
Investments:
Available-for-sale	8,604,927	11,118,184	10,958,419	13,941,847	14,307,929
Other investments	949,075	944,606	1,134,805	1,200,545	981,921

Total investments	9,554,002	12,062,790	12,093,224	15,142,392	15,289,850

Loans:
Commercial	32,517,171	32,435,333	32,181,592	30,912,972	29,912,883
Consumer	24,396,717	24,970,453	26,690,190	26,866,807	27,235,481

Total loans	56,913,888	57,405,786	58,871,782	57,779,779	57,148,364
Less allowance for loan losses	(957,864)	(808,748)	(775,441)	(709,444)	(629,747)

Total loans, net	55,956,024	56,597,038	58,096,341	57,070,335	56,518,617

Premises and equipment, net	555,093	559,986	555,773	562,332	559,040
Accrued interest receivable	269,258	298,741	322,760	350,534	384,812
Goodwill	3,430,965	3,430,653	3,430,290	3,426,246	5,003,022
Core deposit and other intangibles	289,514	314,888	342,994	372,116	402,257
Bank owned life insurance	1,835,178	1,820,403	1,806,631	1,794,099	1,773,829
Other assets	2,905,676	2,971,985	3,307,303	2,897,572	2,683,170

Total assets	$77,321,406	$79,197,449	$81,912,719	$84,746,396	$86,607,328

Liabilities and Stockholders’ Equity
Liabilities:
Deposits and other customer related accounts:
Retail and commercial deposits	$35,985,656	$38,405,724	$39,292,245	$38,350,632	$37,838,296
Wholesale deposits	3,130,820	3,177,527	3,756,952	4,807,369	5,605,720
Government deposits	2,080,716	3,190,784	3,314,420	4,003,224	3,927,346
Customer repurchase agreements	1,925,982	2,520,073	2,633,112	2,754,680	2,726,686

Total deposits	43,123,174	47,294,108	48,996,729	49,915,905	50,098,048

Borrowings and other debt obligations (1)	25,213,772	22,050,359	24,348,829	26,126,082	26,161,337
Other liabilities	1,498,016	1,471,894	1,743,380	1,565,654	1,475,954

Total liabilities	69,834,962	70,816,361	75,088,938	77,607,641	77,735,339

Minority interests	147,603	147,139	146,784	146,430	146,075
Stockholders’ equity:
Preferred Stock	195,445	195,445	195,445	195,445	195,445
Common Stock (2)	7,713,181	7,701,024	6,298,254	6,295,572	6,277,292
Warrants and employee stock options issued	349,666	348,844	348,878	348,365	347,630
Treasury stock	(9,661)	(10,531)	(11,438)	(19,853)	(20,359)
Accumulated other comprehensive loss	(643,752)	(720,036)	(749,556)	(326,133)	(218,155)
Retained earnings	(266,038)	719,203	595,414	498,929	2,144,061

Total stockholders’ equity	7,338,841	8,233,949	6,676,997	6,992,325	8,725,914

Total liabilities and stockholders’ equity	$77,321,406	$79,197,449	$81,912,719	$84,746,396	$86,607,328

(1)
Sovereign held cash deposits of $1.5 billion at September 30, 2008 in order to comply with a loan limitation test required by the Home Owners Loan Act (HOLA). Sovereign was required to increase the amount of assets that were not considered large commercial loans in order to comply with the regulation at September 30, 2008 and funded this increase through an increase in short-term borrowings. The borrowings were repaid on October 1, 2008

(2)	June 30, 2008 balance reflects proceeds of $1.39 billion from the issuance of 179.7 million shares of common stock on May 16, 2008.

B

Sovereign Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(unaudited)

	Quarter Ended					Year to Date
	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(dollars in millions, except per share data)	2008	2008	2008	2007	2007	2008	2007

Per Share Data

Basic earnings/(loss) per share	$(1.48)	$0.22	$0.20	$(3.34)	$0.11	$(1.33)	$0.51
Diluted earnings/(loss) per share	(1.48)	0.22	0.20	(3.34)	0.11	(1.33)	0.51
Dividend declared per share	—	—	—	0.08	0.08	—	0.24
Common book value per share (1)	10.76	12.13	13.43	14.12	17.76	10.76	17.76
Tangible common book value per share (2)	5.57	6.90	6.20	6.82	7.11	5.57	7.11
Tangible common book value per share excluding OCI	6.54	7.99	7.75	7.50	7.57	6.54	7.57
Common stock price:
High	$10.69	$9.89	$13.07	$17.73	$21.94	$13.07	$26.42
Low	2.33	7.14	9.28	10.08	16.58	2.33	16.58
Close	3.95	7.36	9.32	11.40	17.04	3.95	17.04
Weighted average common shares:
Basic (3)	663.6	570.1	482.2	481.2	480.2	573.4	477.9
Diluted (3) (4)	663.6	571.4	482.2	481.2	480.2	573.4	477.9
End-of-period common shares:
Basic	663.8	662.6	482.4	481.4	480.4	663.8	480.4
Diluted	692.3	691.3	511.5	511.0	512.4	692.3	512.4

Performance Statistics

Bancorp

Net interest margin	3.02%	3.06%	2.88%	2.77%	2.74%	2.98%	2.72%
Return on average assets	-5.02%	0.64%	0.50%	-7.74%	0.28%	-1.26%	0.41%
Return on average tangible assets	-5.25%	0.67%	0.52%	-8.25%	0.30%	-1.32%	0.43%
Return on average equity	-48.18%	6.73%	5.78%	-72.92%	2.63%	-13.32%	3.87%
Return on average tangible equity	-84.19%	12.44%	11.67%	-174.96%	6.34%	-24.73%	9.37%
Annualized net loan charge-offs to average loans (5)	0.91%	0.60%	0.51%	0.42%	0.24%	0.67%	0.19%
Efficiency ratio (6)	59.25%	53.68%	56.15%	54.52%	57.12%	56.29%	56.78%

(1)	Common book value per share equals common stockholders’ equity at period-end divided by common shares outstanding.

(2)
Tangible book value per share equals common stockholders’ equity at period-end excluding goodwill and core deposits and other intangibles, net of any associated deferred tax liabilities divided by common shares outstanding.

(3)	On May 16th, 2008, Sovereign issued 179.7 million shares of common stock which raised net proceeds of $1.39 billion to enhance its capital and liquidity positions.

(4)
The conversion of warrants and equity awards and the after-tax add back of Sovereign’s contingently convertible trust preferred interest expense was excluded from Sovereign’s GAAP diluted earnings per share calculation for the majority of the periods above since the result would have been anti-dilutive.

(5)
The third quarter of 2008 includes a $25 million charge-off related to a large syndicated loan in our commercial portfolio that declared bankruptcy. This charge-off negatively impacted our charge-off rate by 18 basis points for the third quarter.

(6)	Efficiency ratio equals general and administrative expense as a percentage of total revenue, defined as the sum of net interest income and total fees and other income before security gains.

C

Sovereign Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(unaudited)

	Quarter Ended
	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
(dollars in millions)	2008	2008	2008	2007	2007

Financial Condition Data:

Asset Quality
Non-performing assets	$706.0	$553.9	$484.4	$361.6	$336.7
Non-performing loans	638.5	490.5	417.8	304.3	282.4
Non-performing assets to total assets	0.91%	0.70%	0.59%	0.43%	0.39%
Non-performing loans to loans	1.12%	0.85%	0.71%	0.53%	0.49%
Non-performing assets as a percentage of tangible equity and allowance for loan losses	14.6%	9.9%	12.2%	8.6%	7.9%
Allowance for credit losses	$1,018.4	$843.5	$798.4	$737.7	$650.0
Allowance for credit losses to total loans	1.79%	1.47%	1.36%	1.28%	1.14%
Allowance for credit losses to non-performing loans	160%	172%	191%	242%	230%

Capitalization — Bancorp (1)
Tier 1 leverage ratio	6.60%	8.34%	6.21%	5.89%	6.03%
Tangible equity to tangible assets excluding OCI	6.09%	7.18%	4.97%	4.67%	4.69%
Tangible equity to tangible assets including OCI	5.27%	6.29%	4.06%	4.28%	4.43%
Tangible common equity to tangible assets excluding OCI	5.83%	6.92%	4.72%	4.43%	4.45%
Tangible common equity to tangible assets including OCI	5.01%	6.04%	3.81%	4.04%	4.19%

Capitalization — Bank (1)
Tier 1 leverage ratio	6.77%	7.28%	6.85%	6.54%	6.63%
Tier 1 risk-based ratio	7.29%	7.86%	7.49%	7.54%	7.66%
Total risk-based ratio	10.87%	11.41%	10.24%	10.40%	10.37%

(1)	All capital ratios are calculated based upon adjusted end of period assets consistent with OTS guidelines. The current quarter ratios are estimated as of the date of this earnings release.

D

Sovereign Bancorp, Inc. and Subsidiaries
AVERAGE BALANCE, INTEREST AND YIELD/RATE ANALYSIS
(unaudited)

	Quarter Ended
	September 30, 2008			June 30, 2008			September 30, 2007
	Average		Yield/	Average		Yield/	Average		Yield/
(dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
Earning assets:
Investment securities	$11,228,969	$157,892	5.62%	$12,109,209	$183,895	6.08%	$13,850,369	$216,252	6.24%
Loans:
Commercial real estate	13,260,855	189,538	5.69%	13,052,692	188,933	5.81%	11,746,854	207,526	7.02%
Commercial and industrial loans (C&I)	12,598,813	162,728	5.14%	13,005,216	169,266	5.23%	12,049,755	228,310	7.52%
Other	1,730,810	29,366	6.79%	1,756,432	30,300	6.90%	1,632,878	29,148	7.14%

Total Commercial	27,590,478	381,632	5.51%	27,814,340	388,499	5.61%	25,429,487	464,984	7.26%
Multi-family	4,785,006	70,734	5.90%	4,506,471	66,984	5.95%	3,975,580	61,708	6.20%
Residential	11,643,926	163,773	5.63%	12,598,466	179,025	5.69%	14,357,561	203,676	5.67%
Home equity loans and lines of credit	6,598,160	91,587	5.52%	6,389,801	88,669	5.58%	5,974,643	102,033	6.78%

Total consumer loans secured by real estate	18,242,086	255,360	5.59%	18,988,267	267,694	5.65%	20,332,204	305,709	6.00%
Auto Loans	6,076,959	107,252	7.02%	6,568,725	113,047	6.92%	6,616,774	118,324	7.09%
Other	299,082	5,835	7.76%	306,297	5,592	7.34%	320,848	7,042	8.71%

Total Consumer	24,618,127	368,447	5.97%	25,863,289	386,333	5.99%	27,269,826	431,075	6.30%

Total loans	56,993,611	820,813	5.74%	58,184,100	841,816	5.81%	56,674,893	957,767	6.72%
Allowance for loan losses	(832,446)			(785,983)			(522,102)

Total earning assets	67,390,134	$978,705	5.79%	69,507,326	$1,025,711	5.92%	70,003,160	$1,174,019	6.68%

Other assets	10,249,872			10,294,424			11,594,008

Total assets	$77,640,006			$79,801,750			$81,597,168

Funding liabilities:
Deposits and other customer related accounts:
NOW accounts	$5,173,571	$10,707	0.82%	$5,209,957	$10,656	0.82%	$5,497,403	$15,225	1.10%
Savings accounts	4,010,997	6,121	0.61%	4,107,321	6,461	0.63%	4,144,517	6,914	0.66%
Money market accounts	10,892,952	54,868	2.00%	11,348,987	57,077	2.02%	10,224,580	93,751	3.64%
Time deposits	10,246,622	79,808	3.10%	11,258,950	109,354	3.91%	11,323,566	134,570	4.72%

Total retail and commercial deposits	30,324,142	151,504	1.99%	31,925,215	183,548	2.31%	31,190,066	250,460	3.19%
NOW accounts- wholesale	151,306	803	2.11%	139,664	790	2.27%	137,919	1,812	5.21%
Money market accounts- wholesale	1,531,141	8,568	2.23%	1,547,158	9,034	2.35%	1,858,681	25,159	5.37%
Time deposits- wholesale	1,340,559	9,561	2.84%	1,588,172	6,614	1.68%	4,068,060	54,196	5.29%

Total wholesale deposits	3,023,006	18,932	2.49%	3,274,994	16,438	2.02%	6,064,660	81,167	5.31%
Total government deposits	3,008,951	18,281	2.42%	3,257,652	19,533	2.41%	3,691,557	48,184	5.18%
Customer repurchase agreements and Eurodollar deposits	2,428,151	8,170	1.34%	2,571,241	9,027	1.41%	2,643,836	28,869	4.33%

Total deposits and other customer related accounts	38,784,250	196,887	2.02%	41,029,102	228,546	2.24%	43,590,119	408,680	3.72%
Borrowings:
Wholesale borrowings	18,747,782	210,370	4.48%	19,061,915	211,195	4.44%	17,654,582	225,169	5.08%
Other borrowings	3,948,802	61,411	6.21%	3,794,900	55,949	5.90%	3,736,339	59,532	6.32%

Total borrowings	22,696,584	271,781	4.78%	22,856,815	267,144	4.69%	21,390,921	284,701	5.30%

Total funding liabilities	61,480,834	468,668	3.04%	63,885,917	495,690	3.12%	64,981,040	693,381	4.24%

Non-interest bearing DDA	6,664,444			6,731,967			6,403,572
Other liabilities	1,411,449			1,593,912			1,439,105

Total liabilities	69,556,727			72,211,796			72,823,717

Stockholders’ equity	8,083,279			7,589,954			8,773,451

Total liabilities and stockholders’ equity	$77,640,006			$79,801,750			$81,597,168

Net interest income		$510,037			$530,021			$480,638

Interest rate spread			2.75%			2.80%			2.44%
Contribution from interest free funds			0.27%			0.26%			0.30%

Net interest margin			3.02%			3.06%			2.74%

(1)	Tax equivalent basis

E

Sovereign Bancorp, Inc. and Subsidiaries
AVERAGE BALANCE, INTEREST AND YIELD/RATE ANALYSIS
(unaudited)

	Year to Date
	September 30, 2008			September 30, 2007
	Average		Yield/	Average		Yield/
(dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
Earning assets:
Investment securities	$12,120,843	$542,710	5.97%	$14,359,545	$662,500	6.15%
Loans:
Commercial real estate	12,970,143	576,288	5.93%	11,666,776	609,282	6.98%
Commercial and industrial loans (C&I)	12,787,460	525,985	5.49%	11,922,503	667,827	7.49%
Other	1,747,148	90,269	6.89%	1,580,320	84,797	7.15%

Total Commercial	27,504,751	1,192,542	5.79%	25,169,599	1,361,906	7.23%
Multi-family	4,536,897	203,626	5.99%	4,827,663	232,677	6.43%
Residential	12,501,718	529,885	5.65%	14,788,758	630,279	5.68%
Home equity loans and lines of credit	6,402,562	276,327	5.76%	7,122,383	369,186	6.93%

Total consumer loans secured by real estate	18,904,280	806,212	5.69%	21,911,141	999,465	6.09%
Auto Loans	6,535,905	341,495	6.98%	5,915,010	307,332	6.95%
Other	306,435	17,831	7.77%	376,740	24,156	8.57%

Total Consumer	25,746,620	1,165,538	6.04%	28,202,891	1,330,953	6.30%

Total loans	57,788,268	2,561,706	5.92%	58,200,153	2,925,536	6.71%
Allowance for loan losses	(780,182)			(496,921)

Total earning assets	69,128,929	$3,104,416	5.99%	72,062,777	$3,588,036	6.65%

Other assets	10,321,919			11,632,426

Total assets	$79,450,848			$83,695,203

Funding liabilities:
Deposits and other customer related accounts:
NOW accounts	$5,149,156	$32,817	0.85%	$5,812,672	$47,456	1.09%
Savings accounts	4,062,470	19,638	0.65%	4,383,303	21,277	0.65%
Money market accounts	11,069,213	194,910	2.35%	9,691,344	252,097	3.48%
Time deposits	11,141,241	324,141	3.89%	11,190,921	390,246	4.67%

Total retail and commercial deposits	31,422,080	571,506	2.43%	31,078,240	711,076	3.06%
NOW accounts- wholesale	126,605	2,337	2.47%	251,187	9,997	5.32%
Money market accounts- wholesale	1,491,737	29,863	2.67%	2,666,654	109,389	5.48%
Time deposits- wholesale	1,776,775	35,768	2.69%	4,330,871	174,142	5.38%

Total wholesale deposits	3,395,117	67,968	2.67%	7,248,712	293,528	5.41%

Total government deposits	3,360,712	68,151	2.71%	3,783,505	145,585	5.14%
Customer repurchase agreements and Eurodollar deposits	2,579,235	32,911	1.70%	2,433,331	81,358	4.47%

Total deposits and other customer related accounts	40,757,144	740,536	2.43%	44,543,788	1,231,547	3.70%
Borrowings:
Wholesale borrowings	19,206,968	645,800	4.49%	17,623,077	668,508	5.07%
Other borrowings	3,790,370	172,011	6.05%	4,785,627	218,863	6.10%

Total borrowings	22,997,338	817,811	4.75%	22,408,704	887,371	5.29%

Total funding liabilities	63,754,482	1,558,347	3.26%	66,952,492	2,118,918	4.23%

Non-interest bearing DDA	6,580,094			6,381,978
Other liabilities	1,575,189			1,585,747

Total liabilities	71,909,765			74,920,217

Stockholders’ equity	7,541,083			8,774,986

Total liabilities and stockholders’ equity	$79,450,848			$83,695,203

Net interest income		$1,546,069			$1,469,118

Interest rate spread			2.73%			2.42%
Contribution from interest free funds			0.25%			0.30%

Net interest margin			2.98%			2.72%

(1)	Tax equivalent basis

F

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
NON-PERFORMING ASSETS

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
(dollars in thousands)	2008	2008	2008	2007	2007
Non-accrual loans:
Consumer:
Residential — Alt-A	$116,522	$85,460	$64,763	$51,783	$42,310
Residential — Other	57,823	47,654	44,039	39,098	37,599
Home equity loans and lines of credit	16,649	20,407	17,669	16,684	12,508
Correspondent home equity	49,995	44,806	42,618	39,415	41,466
Auto loans	1,034	1,155	876	1,359	730
Other consumer loans	1,856	1,595	1,541	2,087	2,076

Total consumer loans	243,879	201,077	171,506	150,426	136,689
Commercial real estate	201,594	117,251	95,363	61,750	63,975
Multi-family loans	37,221	42,230	10,367	6,336	3,002
C&I and other	155,497	129,693	140,270	85,406	78,251

Total non-accrual loans	638,191	490,251	417,506	303,918	281,917
Restructured loans	260	280	324	370	443

Total non-performing loans	638,451	490,531	417,830	304,288	282,360
Real estate owned, net	45,604	48,228	49,668	43,226	43,517
Other repossessed assets	21,987	15,168	16,888	14,062	10,861

Total non-performing assets	$706,042	$553,927	$484,386	$361,576	$336,738

Non-performing loans as a percentage of loans	1.12%	0.85%	0.71%	0.53%	0.49%
Non-performing assets as a percentage of total assets	0.91%	0.70%	0.59%	0.43%	0.39%
Non-performing assets as a percentage of total loans, real estate owned and repossessed assets	1.24%	0.96%	0.82%	0.63%	0.59%
Allowance for credit losses as a percentage of non-performing loans	160%	172%	191%	242%	230%
Non-performing assets as a percentage of tangible equity and allowance for loan losses	14.6%	9.9%	12.2%	8.6%	7.9%
NET LOAN CHARGE-OFFS

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
Quarters ended (in thousands)	2008	2008	2008	2007	2007
Commercial real estate	$(50)	$7,748	$3,339	$4,591	$2,401
Multi-family loans	5,101	227	—	—	—
C&I and other (1)	63,960	25,246	11,789	13,647	8,387

Total commercial	69,011	33,221	15,128	18,238	10,788
Residential — Alt-A	2,889	2,289	2,135	1,766	807
Residential — Other	2,538	2,340	2,718	1,865	908
Home equity loans and lines of credit	4,694	4,399	5,351	3,808	883
Correspondent home equity	5,717	6,189	4,014	—	—

Total consumer loans secured by real estate	15,838	15,217	14,218	7,439	2,598
Auto loans — In market	15,075	13,317	14,488	14,918	10,162
Auto loans — Out of market	26,968	23,287	28,276	19,427	9,286
Other consumer loans	2,248	1,895	2,186	469	734

Total consumer	60,129	53,716	59,168	42,253	22,780

Total loan charge-offs	$129,140	$86,937	$74,296	$60,491	$33,568

COMPONENTS OF THE PROVISION OF CREDIT LOSSES AND ALLOWANCE FOR CREDIT LOSSES

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
Quarters ended (in thousands)	2008	2008	2008	2007	2007
Provision for loan losses	$278,255	$120,244	$140,293	$140,188	$159,630
Provision/(recoveries) for unfunded commitments	25,745	11,756	(5,293)	8,004	2,870

Total provision for credit losses	$304,000	$132,000	$135,000	$148,192	$162,500

Allowance for loan losses	$957,864	$808,748	$775,441	$709,444	$629,747
Reserve for unfunded commitments	60,509	34,764	23,008	28,301	20,297

Total allowance for credit losses	$1,018,373	$843,512	$798,449	$737,745	$650,044

(1)	The third quarter of 2008 includes a $25 million charge-off related to a large syndicated loan in our commercial portfolio that declared bankruptcy.

G

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)

	Loan Composition- End of Period ($)			Net Loan Charge-Offs ($)			Total Past Dues Excluding Non-Accruals ($)
				Annualized Net Loan
ADDITIONAL CREDIT QUALITY STATISTICS	% of Total Loans			Charge-Offs to Average Loans (%)			Total Past Dues to Total Loans (%)
	Sept. 30	June 30	Sept. 30	Sept. 30	June 30	Sept. 30	Sept. 30	June 30	Sept. 30
Quarters ended (in thousands)	2008	2008	2007	2008	2008	2007	2008	2008	2007
Commercial real estate (1)	$13,280,520	$13,271,241	$11,821,651	$(50)	$7,748	$2,401	$82,467	$63,624	$93,848
	23%	23%	21%	0.00%	0.24%	0.08%	0.62%	0.48%	0.79%

Multi-family	4,887,540	4,669,017	4,038,333	5,101	227	—	21,349	49,866	2,767
	9%	8%	7%	0.43%	0.02%	0.00%	0.44%	1.07%	0.07%

C&I and other commercial	14,349,111	14,495,075	14,052,899	63,960	25,246	8,387	109,237	75,395	70,216
	25%	25%	25%	1.79%	0.68%	0.25%	0.76%	0.52%	0.50%

Residential — Alt-A	2,746,797	2,836,902	3,071,307	2,889	2,289	807	175,905	158,111	124,036
	5%	5%	4%	0.42%	0.32%	0.10%	6.40%	5.57%	4.04%

Residential — Other	8,768,218	9,019,532	10,938,584	2,538	2,340	908	251,734	233,188	247,305
	14%	15%	19%	0.11%	0.10%	0.03%	2.87%	2.59%	2.26%

Home equity loans and lines of credit	6,335,961	6,088,654	5,573,178	4,694	4,399	883	33,066	28,150	29,043
	11%	11%	10%	0.30%	0.30%	0.06%	0.52%	0.46%	0.52%

Correspondent home equity loans (3) (4)	395,800	416,084	484,965	5,717	6,189	—	34,111	34,585	48,105
	1%	1%	1%	5.62%	5.80%	0.00%	8.62%	8.31%	9.92%

Auto loans — In Market	3,856,580	4,103,058	4,373,994	15,075	13,317	10,162	89,283	80,203	86,631
	7%	7%	8%	1.52%	1.25%	0.92%	2.32%	1.95%	1.98%

Auto loans — Out of Market (4)	1,997,350	2,203,426	2,479,387	26,968	23,287	9,286	93,038	79,750	54,700
	4%	4%	4%	5.13%	4.01%	1.67%	4.66%	3.62%	2.21%

Other consumer	296,011	302,797	314,066	2,248	1,895	734	13,259	11,477	10,099
	1%	1%	1%	3.01%	2.47%	0.92%	4.48%	3.79%	3.22%

Total (4)	56,913,888	57,405,786	57,148,364	129,140	86,937	33,568	903,449	814,349	766,750
	100%	100%	100%	0.91%	0.60%	0.24%	1.59%	1.42%	1.34%

(1)	Balance includes $816 million and $907 million of residential construction loans at September 30, 2008 and June 30, 2008, respectively.

(2)
The third quarter of 2008 includes a $25 million charge-off related to a large syndicated loan in our C&I and other commercial portfolio that declared bankruptcy. This charge-off negatively impacted our C&I and other commercial loss rate by 70 basis points and our total loan charge-off rate by 18 basis points in the third quarter.

(3)
At September 30, 2008 and June 30, 2008, this portfolio has $296.8 million and $308.2 million, respectively, of first lien loans and $99.0 million and $107.9 million, respectively, of second lien loans which have reserves for credit losses of $52.3 million and $51.2 million, respectively.

(4)	Note that Sovereign ceased originating correspondent home equity loans in the first quarter of 2006 and effective January 31, 2008 out of market indirect auto loans.

H

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
DEPOSIT AND OTHER CUSTOMER RELATED ACCOUNT COMPOSITION — End of period

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
Quarters ended (in thousands)	2008	2008	2008	2007	2007
Demand deposit accounts	$6,577,953	$7,205,686	$6,761,773	$6,444,338	$6,272,412
NOW accounts	4,959,123	5,367,012	5,462,791	5,546,280	5,352,228
Money market accounts	10,013,306	11,328,406	11,334,428	10,655,978	10,258,960
Savings accounts	3,821,978	4,113,002	3,841,083	3,831,636	3,984,551
Time deposits	10,613,296	10,391,618	11,892,170	11,872,400	11,970,145

Total retail and commercial deposits	35,985,656	38,405,724	39,292,245	38,350,632	37,838,296
NOW accounts- wholesale	1,069	306,937	388,604	15,082	396,318
Money market accounts- wholesale	1,519,745	1,577,987	1,385,308	1,761,693	1,553,114
Time deposits- wholesale	1,610,006	1,292,603	1,983,040	3,030,594	3,656,288

Total wholesale deposits	3,130,820	3,177,527	3,756,952	4,807,369	5,605,720
Total government deposits	2,080,716	3,190,784	3,314,420	4,003,224	3,927,346
Customer repurchase agreements and Eurodollar deposits	1,925,982	2,520,073	2,633,112	2,754,680	2,726,686

Total deposits and other customer related accounts	$43,123,174	$47,294,108	$48,996,729	$49,915,905	$50,098,048

LOAN COMPOSITION — End of period

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
Quarters ended (in thousands)	2008	2008	2008	2007	2007
Commercial real estate	$13,280,520	$13,271,241	$12,882,292	$12,306,914	$11,821,651
C&I	12,631,424	12,746,829	13,209,614	12,594,652	12,355,754
Multi-family loans	4,887,540	4,669,017	4,331,075	4,246,370	4,038,333
Other	1,717,687	1,748,246	1,758,611	1,765,036	1,697,145

Total commercial loans	32,517,171	32,435,333	32,181,592	30,912,972	29,912,883
Residential	11,515,015	11,856,434	13,277,908	13,341,193	14,009,891
Home equity loans and lines of credit	6,731,761	6,504,738	6,283,506	6,197,148	6,058,143

Total consumer loans secured by real estate	18,246,776	18,361,172	19,561,414	19,538,341	20,068,034
Auto loans	5,853,930	6,306,484	6,815,657	7,028,894	6,853,381
Other consumer loans	296,011	302,797	313,119	299,572	314,066

Total consumer loans	24,396,717	24,970,453	26,690,190	26,866,807	27,235,481

Total loans	$56,913,888	$57,405,786	$58,871,782	$57,779,779	$57,148,364

DEPOSIT AND OTHER CUSTOMER RELATED ACCOUNT COMPOSITION — Average

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
Quarters ended (in thousands)	2008	2008	2008	2007	2007
Demand deposit accounts	$6,664,444	$6,731,967	$6,342,945	$6,399,359	$6,403,572
NOW accounts	5,173,571	5,209,957	5,319,562	5,297,687	5,497,403
Money market accounts	10,892,952	11,348,987	10,967,638	10,530,726	10,224,580
Savings accounts	4,010,997	4,107,321	3,813,768	3,889,735	4,144,517
Time deposits	10,246,622	11,258,950	11,927,984	11,955,486	11,323,566

Total retail and commercial deposits	36,988,586	38,657,182	38,371,897	38,072,993	37,593,638
NOW accounts- wholesale	151,306	139,664	88,574	46,146	137,919
Money market accounts- wholesale	1,531,141	1,547,158	1,396,481	1,764,249	1,858,681
Time deposits- wholesale	1,340,559	1,588,172	2,406,387	3,466,108	4,068,060

Total wholesale deposits	3,023,006	3,274,994	3,891,442	5,276,503	6,064,660
Total government deposits	3,008,951	3,257,652	3,819,399	3,955,764	3,691,557
Customer repurchase agreements and Eurodollar deposits	2,428,151	2,571,241	2,739,973	2,877,569	2,643,836

Total deposits and other customer related accounts	$45,448,694	$47,761,069	$48,822,711	$50,182,829	$49,993,691

LOAN COMPOSITION — Average

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
Quarters ended (in thousands)	2008	2008	2008	2007	2007
Commercial real estate	$13,260,855	$13,052,692	$12,593,687	$12,139,086	$11,746,854
C&I	12,598,813	13,005,216	12,760,425	12,311,586	12,049,755
Multi-family loans	4,785,006	4,506,471	4,316,489	4,154,457	3,975,580
Other	1,730,810	1,756,432	1,754,382	1,722,710	1,632,878

Total commercial loans	32,375,484	32,320,811	31,424,983	30,327,839	29,405,067
Residential	11,643,926	12,598,466	13,272,189	13,744,182	14,357,561
Home equity loans and lines of credit	6,598,160	6,389,801	6,217,574	6,116,026	5,974,643

Total consumer loans secured by real estate	18,242,086	18,988,267	19,489,763	19,860,208	20,332,204
Auto loans	6,076,959	6,568,725	6,967,076	6,996,034	6,616,774
Other consumer loans	299,082	306,297	314,006	312,253	320,848

Total consumer loans	24,618,127	25,863,289	26,770,845	27,168,495	27,269,826

Total loans	$56,993,611	$58,184,100	$58,195,828	$57,496,334	$56,674,893

I

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
CALCULATION OF TANGIBLE EQUITY TO TANGIBLE ASSETS RATIOS

	Quarter Ended
	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
(dollars in thousands)	2008	2008	2008	2007	2007
Total Equity	$7,338,841	$8,233,949	$6,676,997	$6,992,325	$8,725,914
Goodwill	(3,430,965)	(3,430,653)	(3,430,290)	(3,426,246)	(5,003,022)
CDI and other intangibles	(289,514)	(314,888)	(342,994)	(372,116)	(402,257)
Deferred tax liability on CDI	95,413	104,033	113,581	123,472	133,712
Deferred tax liability on other intangibles	5,818	6,042	6,265	6,489	6,719
Deferred tax liability on tax deductible goodwill	174,096	168,400	162,678	156,956	151,234

Total tangible equity including OCI	$3,893,689	$4,766,882	$3,186,238	$3,480,880	$3,612,300

Total assets	$77,321,406	$79,197,449	$81,912,719	$84,746,396	$86,607,328
Goodwill	(3,430,965)	(3,430,653)	(3,430,290)	(3,426,246)	(5,003,022)
CDI and other intangibles	(289,514)	(314,888)	(342,994)	(372,116)	(402,257)
Deferred tax liability on CDI	95,413	104,033	113,581	123,472	133,712
Deferred tax liability on other intangibles	5,818	6,042	6,265	6,489	6,719
Deferred tax liability on tax deductible goodwill	174,096	168,400	162,678	156,956	151,234

Total tangible assets including OCI	$73,876,254	$75,730,382	$78,421,960	$81,234,951	$81,493,714

Tangible equity to tangible assets including OCI	5.27%	6.29%	4.06%	4.28%	4.43%

Total tangible equity including OCI	$3,893,689	$4,766,882	$3,186,238	$3,480,880	$3,612,300
Accumulated other comprehensive loss	643,752	720,036	749,556	326,133	218,155

Total tangible equity excluding OCI	$4,537,441	$5,486,918	$3,935,794	$3,807,013	$3,830,455

Total tangible assets including OCI	$73,876,254	$75,730,382	$78,421,960	$81,234,951	$81,493,714
Accumulated other comprehensive loss	643,752	720,036	749,556	326,133	218,155

Total tangible assets excluding OCI	$74,520,006	$76,450,418	$79,171,516	$81,561,084	$81,711,869

Tangible equity to tangible assets excluding OCI	6.09%	7.18%	4.97%	4.67%	4.69%

Total tangible equity including OCI	$3,893,689	$4,766,882	$3,186,238	$3,480,880	$3,612,300
Preferred stock	(195,445)	(195,445)	(195,445)	(195,445)	(195,445)

Total tangible common equity including OCI	$3,698,244	$4,571,437	$2,990,793	$3,285,435	$3,416,855

Total tangible equity including OCI	$73,876,254	$75,730,382	$78,421,960	$81,234,951	$81,493,714

Tangible common equity to tangible assets including OCI	5.01%	6.04%	3.81%	4.04%	4.19%

Total tangible common equity including OCI	$3,698,244	$4,571,437	$2,990,793	$3,285,435	$3,416,855
Accumulated other comprehensive loss	643,752	720,036	749,556	326,133	218,155

Total tangible common equity excluding OCI	$4,341,996	$5,291,473	$3,740,349	$3,611,568	$3,635,010

Total tangible equity excluding OCI	$74,520,006	$76,450,418	$79,171,516	$81,561,084	$81,711,869

Tangible common equity to tangible assets excluding OCI	5.83%	6.92%	4.72%	4.43%	4.45%
CALCULATION OF TANGIBLE BOOK VALUE PER SHARE

	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30
(dollars and shares in thousands)	2008	2008	2008	2007	2007
Total tangible common equity including OCI	$3,698,244	$4,571,437	$2,990,793	$3,285,435	$3,416,855

Common shares outstanding	663,817	662,641	482,443	481,404	480,436

Tangible common book value per share including OCI	$5.57	$6.90	$6.20	$6.82	$7.11

Total tangible common equity excluding OCI	$4,341,996	$5,291,473	$3,740,349	$3,611,568	$3,635,010

Common shares outstanding	663,817	662,641	482,443	481,404	480,436

Tangible common book value per share excluding OCI	$6.54	$7.99	$7.75	$7.50	$7.57

J

Sovereign Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION
(unaudited)
CALCULATION OF RETURN ON AVERAGE TANGIBLE EQUITY AND RETURN ON AVERAGE TANGIBLE ASSETS

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(dollars in thousands)	2008	2008	2008	2007	2007	2008	2007

Total average equity	$8,083,279	$7,589,954	$6,944,050	$8,721,714	$8,773,451	$7,541,083	$8,774,986
Average goodwill	(3,430,656)	(3,430,304)	(3,427,259)	(4,985,883)	(5,003,137)	(3,429,411)	(5,004,450)
Average CDI and other intangibles	(304,763)	(332,165)	(361,229)	(391,628)	(421,895)	(332,617)	(453,644)
Average deferred tax liability on intangibles	277,802	281,626	285,996	290,838	295,632	281,772	303,206

Total tangible average equity including OCI	$4,625,661	$4,109,111	$3,441,558	$3,635,041	$3,644,051	$4,060,827	$3,620,098

Return on average equity	-48.18%	6.73%	5.78%	-72.92%	2.63%	-13.32%	3.87%
Effect of goodwill	-35.73%	5.62%	5.76%	-100.02%	3.62%	-11.24%	5.34%
Effect of CDI and other intangibles	-3.17%	0.54%	0.61%	-7.86%	0.30%	-1.09%	0.48%
Effect of deferred tax asset	2.89%	-0.46%	-0.48%	5.83%	-0.21%	0.92%	-0.32%

Tangible return on average equity including OCI	-84.19%	12.44%	11.67%	-174.96%	6.34%	-24.73%	9.37%

Total average assets	$77,640,006	$79,801,750	$80,930,688	$82,190,883	$81,597,168	$79,450,848	$83,695,203
Average goodwill	(3,430,656)	(3,430,304)	(3,427,259)	(4,985,883)	(5,003,137)	(3,429,411)	(5,004,450)
Average CDI and other intangibles	(304,763)	(332,165)	(361,229)	(391,628)	(421,895)	(332,617)	(453,644)
Average deferred tax liability on intangibles	277,802	281,626	285,996	290,838	295,632	281,772	303,206

Total tangible average equity including OCI	$74,182,388	$76,320,907	$77,428,196	$77,104,210	$76,467,768	$75,970,592	$78,540,315

Return on Average assets	-5.02%	0.64%	0.50%	-7.74%	0.28%	-1.26%	0.41%
Effect of goodwill	-0.23%	0.03%	0.02%	-0.50%	0.02%	-0.06%	0.02%
Effect of CDI and other intangibles	-0.02%	0.00%	0.00%	-0.04%	0.00%	-0.01%	0.00%
Effect of deferred tax asset	0.02%	0.00%	0.00%	0.03%	0.00%	0.00%	0.00%

Tangible return on average assets including OCI	-5.25%	0.67%	0.52%	-8.25%	0.30%	-1.32%	0.43%

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